UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 10, 2004

INTERGRAPH CORPORATION

(Exact Name of Registrant as Specified in Charter)
Delaware	0-9722	63-0573222

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Madison Industrial Park IW 2000, Huntsville, AL		35894-0001

(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:   (256) 730-2000

N/A

(Former name or former address, if changed since last report)

Item 5.02               Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

               (d)           On December 7, 2004, Kevin M. Twomey was elected to serve on the Intergraph Corporation Board of Directors.  Also, Mr. Twomey was appointed to serve as a member of the Compensation Committee and the Corporate Governance and Nominating Committee.

               Mr. Twomey is not party to any arrangement or understanding with any person pursuant to which Mr. Twomey was elected as a director, nor is Mr. Twomey a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

               In connection with the election of Mr. Twomey to its Board, Intergraph Corporation issued a press release on December 7, 2004, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.            Financial Statements and Exhibits.

              (c)           Exhibits

99.1	Press Release of Intergraph Corporation dated December 7, 2004.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    INTERGRAPH CORPORATION

                                                                                    By:  /s/ Larry J. Laster

                                                                  Name:  Larry J. Laster
                                                                  Title:    Executive Vice President
                                                                                                       and Chief Financial Officer

Date:            December 10, 2004